SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2002

Perini Corporation
(Exact name of Registrant as specified in its charter)

Massachusetts                                                  1-6314                                                  04-1717070
(State or other jurisdiction                                 (Commission                                            (I.R.S. Employer
of incorporation)                                               File Number)                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts                                                 01701
(Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code: (508) 628-2000

     The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding Perini Corporation’s (the “Company”) or its management’s expectations, hopes, beliefs, intentions or strategies regarding the future. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the timing and content of the approvals necessary to consummate the acquisition; the continuing validity of the underlying assumptions and estimates of total forecasted project revenues, costs and profits and project schedules; the availability of borrowed funds on terms acceptable to the Company; the outcomes of pending or future litigation, arbitration or other dispute resolution proceedings; changes in federal and state appropriations for infrastructure projects; possible changes or developments in worldwide or domestic, social, economic, business, industry, market and regulatory conditions or circumstances; and actions taken or omitted to be taken by third parties including the Company’s customers, suppliers, business partners, lenders, and competitors and legislative, regulatory, judicial and other governmental authorities and officials. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 5. OTHER EVENTS

     On December 16, 2002, Perini Corporation (the “Company”) signed a Stock Purchase and Sale Agreement to acquire James A. Cummings, Inc., a privately held construction company based in Fort Lauderdale, Florida (“Cummings Inc.”). Under the terms of the agreement, the Company agreed to acquire 100% of the outstanding stock of Cummings Inc. for $20 million in cash, subject to certain terms and conditions, including lender approval. Following the closing of the transaction, which is anticipated to take place in the first quarter of 2003, Cummings Inc. will be managed by its current management team and will operate as a wholly owned subsidiary of the Company.

     A copy of the press release of the Company dated December 19, 2002 announcing the agreement is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.               FINANCIAL STATEMENTS AND EXHIBITS

   (a)                Financial Statements of the Business Acquired.

   Not applicable.

   (b)                Pro Forma Financial Information.

   Not applicable.

   (c)                Exhibits.

   99.1               Press Release of Perini Corporation dated December 19, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERINI CORPORATION

Dated:  December 20, 2002        By:  /s/  Robert Band
                                    -----------------------------------------
                                      Robert Band
                                      President & Chief Operating Officer

EXHIBIT INDEX

99.1     Press Release of Perini Corporation dated December 19, 2002.